UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

VOXX INTERNATIONAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-28839	13-1964841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2351 J. Lawson Boulevard
Orlando, Florida		32824
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 645-7750

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 23, 2024, the following matters were voted upon and approved by VOXX International Corporation’s (the “Company”) shareholders at the Company’s Annual Meeting of Shareholders.

(1)
The election of seven members to the Board of Directors;
(2)
Approval of the Company's 2024 Equity Incentive Plan; and
(3)
The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025.

1. Election of Directors:

Class A Director's Name	Votes For	Votes Withheld	Broker Non-Votes
			1,682,216
Denise Waund Gibson	11,116,158	1,881,682
John Adamovich, Jr.	10,370,250	2,627,590
Steve Downing	10,614,048	2,383,792

Class A & B Director's Name	Votes For	Votes Withheld	Broker Non-Votes
			1,682,216
John J. Shalam	33,236,985	2,370,395
Patrick M. Lavelle	33,847,341	1,760,039
Ari M. Shalam	32,849,355	2,758,025
Beat Kahli	33,858,437	1,748,943

2. Approval of the Company's to 2024 Equity Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
35,362,687	206,509	38,184	1,682,216

3. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025:

Votes For	Votes Against	Votes Abstained
37,139,304	129,483	20,809

Item 7.01 Regulation FD Disclosure.

On July 23, 2024, during the Company’s Annual Meeting of Shareholders, Ari Shalam, acting as Co-Vice Chair of the Board, made remarks to the Company’s shareholders and invited guests, and a question-and-answer period followed. A transcript of Mr. Ari Shalam's remarks is attached to this Form 8-K as Exhibit 99.1. There were no questions asked following his remarks and the meeting concluded.

The information furnished under Item 7.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Transcript of Co-Vice Chairman's remarks made and Question and Answer period during Shareholders' Meeting (filed herewith).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date:	July 25, 2024	By:	/s/ Loriann Shelton
Loriann Shelton Senior Vice President, Chief Financial Officer, and Chief Operating Officer